Exhibit 99.1

CONTACT:
Bob Brand - EDS 972 605 1290 bob.brand@eds.com	Roxane Barry - EDS 972 605 6420 roxane.barry@eds.com

FOR RELEASE: 7:45 AM, CENTRAL TIME, MONDAY, JUNE 30, 2008

EDS Announces Expiration of Waiting Period Under Hart-Scott-Rodino Act

PLANO, Texas (June 30, 2008) - Electronic Data Systems Corporation (NYSE: EDS), today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to Hewlett-Packard Company's proposed acquisition of EDS has expired without a request for further information by the U.S. Department of Justice or Federal Trade Commission.  As previously announced, EDS has scheduled a special meeting of its stockholders, to be held at 9:30 a.m., Central time, on Thursday, July 31, 2008, to consider and vote on the proposed merger.  The transaction still requires EDS stockholder approval and regulatory clearance from the European Commission and other non-U.S. jurisdictions and is subject to the satisfaction or waiver of the other closing conditions specified in the merger agreement.

About EDS

EDS is a leading global technology services company delivering business solutions to its clients.  EDS founded the information technology outsourcing industry more than 46 years ago.  Today, EDS delivers a broad portfolio of information technology and business process outsourcing services to clients in the manufacturing, financial services, healthcare, communications, energy, transportation, and consumer and retail industries and to governments around the world. Learn more at eds.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including Electronic Data Systems Corporation's ("EDS") future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties' ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS' most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading "Forward-Looking Statements" and/or "Risk Factors." Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Additional information and where to find it

EDS has filed with the Securities and Exchange Commission a definitive proxy statement in connection with its proposed business combination with Hewlett-Packard Company ("HP"). The definitive proxy statement will be sent or given to the stockholders of EDS.  Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the definitive proxy statement and any other relevant materials filed with the SEC because they contain (or will contain) important information about the merger. The definitive proxy statement and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS's Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 - Attention: Investor Relations.

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP's directors and executive officers is set forth in HP's proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP's Annual Report on Form 10-K filed on December 18, 2007. Information about EDS's directors and executive officers is set forth in EDS's proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS's Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger is included in the definitive proxy statement that EDS has filed with the SEC.